AMENDMENT TO
                    AMENDED AND RESTATED INVESTMENT ADVISORY
                            AND MANAGEMENT AGREEMENT
                          BETWEEN JNL SERIES TRUST AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

      This AMENDMENT is made by and between JNL SERIES TRUST, a Massachusetts business trust ("Trust") and JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Adviser").

      WHEREAS, the Adviser and the Trust entered into an Amended and Restated Investment Advisory and Management Agreement effective December 1, 2012 ("Agreement"), whereby the Adviser agreed to provide certain advisory services to several separate series of shares (each a "Fund") of the Trust.

      WHEREAS, the Adviser and the Trust agree to amend the advisory fees as forth on Schedule B to the Agreement to reflect a fee reduction for the following fund:

      JNL/Mellon Capital Management S&P 500 Index Fund.

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows effective as of January 1, 2013:

      1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the amended Schedule B dated January 1, 2013, attached hereto.

      IN WITNESS WHEREOF, the Adviser and the Trust have caused this Amendment to be executed as of the 30th day of November, 2012, effective as of January 1, 2013.

JNL SERIES TRUST                         JACKSON NATIONAL ASSET MANAGEMENT, LLC

By: /s/ Kristen K. Leeman                By: /s/ Mark D. Nerud
    ---------------------                    -----------------
Name: Kristen K. Leeman                  Name: Mark D. Nerud
Title: Assistant Secretary               Title: President and CEO

                                   SCHEDULE B
                              DATED JANUARY 1, 2013
                                 (Compensation)

------------------------------------------------------------------------------------------------------------------------------
FUND                                                            ASSETS                                    ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Balanced Allocation Fund                     $0 to $1 billion                             .300%
                                                                Over $1 billion                              .275%

------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Blue Chip Income and Growth Fund             $0 to $1 billion                              .70%
                                                                Over $1 billion                               .65%

------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Global Bond Fund                             $0 to $1 billion                              .70%
                                                                Over $1 billion                               .65%

------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Global Small Capitalization Fund             $0 to $1 billion                              .75%
                                                                Over $1 billion                               .70%

------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Growth Allocation Fund                       $0 to $1 billion                             .300%
                                                                Over $1 billion                              .275%

------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds Growth-Income Fund                           $0 to $1 billion                              .70%
                                                                Over $1 billion                               .65%

------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds International Fund                           $0 to $1 billion                              .85%
                                                                Over $1 billion                               .80%

------------------------------------------------------------------------------------------------------------------------------
JNL/American Funds New World Fund                               $0 to $1 billion                             1.05%
                                                                Over $1 billion                              1.00%

------------------------------------------------------------------------------------------------------------------------------
JNL/AQR Managed Futures Strategy Fund                           $0 to $500 million                            .95%
                                                                $500 million to $1 billion                    .90%
                                                                Over $1 billion                               .85%

------------------------------------------------------------------------------------------------------------------------------
JNL/BlackRock Commodity Securities Fund                         $0 to $300 million                            .70%
                                                                Over $300 million                             .60%

------------------------------------------------------------------------------------------------------------------------------
JNL/BlackRock Global Allocation Fund                            $0 to $1 billion                              .75%
                                                                Over $1 billion                               .70%

------------------------------------------------------------------------------------------------------------------------------
JNL/Brookfield Global Infrastructure Fund                       $0 to $1 billion                              .80%
                                                                Over $1 billion                               .75%

------------------------------------------------------------------------------------------------------------------------------
JNL/Capital Guardian Global Diversified Research Fund           $0 to $150 million                            .75%
                                                                $150 million to $500 million                  .70%
                                                                $500 million to $750 million                  .65%
                                                                Over $750 million                             .60%

------------------------------------------------------------------------------------------------------------------------------
JNL/Capital Guardian Global Balanced Fund                       $0 to $500 million                            .65%
                                                                Over $500 million                             .60%

------------------------------------------------------------------------------------------------------------------------------
JNL/DFA U.S. Core Equity Fund                                   $0 to $100 million                            .65%
                                                                $100 million to $300 million                  .60%
                                                                Over $300 million                             .55%

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-1

------------------------------------------------------------------------------------------------------------------------------
FUND                                                            ASSETS                                    ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
------------------------------------------------------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity Fund                                  $0 to $100 million                            .75%
                                                                $100 million to $500 million                  .70%
                                                                Over $500 million                             .65%

------------------------------------------------------------------------------------------------------------------------------
JNL/Eastspring Investments Asia ex-Japan Fund                   $0 to $500 million                            .90%
                                                                Over $500 million                             .85%

------------------------------------------------------------------------------------------------------------------------------
JNL/Eastspring Investments China-India Fund                     $0 to $500 million                            .90%
                                                                Over $500 million                             .85%

------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Founding Strategy Fund                   All Assets                                      0%

------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Global Growth Fund                       $0 to $300 million                            .75%
                                                                $300 million to $500 million                  .65%
                                                                Over $500 million                             .60%

------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Global Multisector Bond Fund             $0 to $1 billion                              .75%
                                                                Over $1 billion                               .70%

------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Income Fund                              $0 to $100 million                            .80%
                                                                $100 million to $200 million                  .75%
                                                                $200 million to $500 million                  .65%
                                                                Over $500 million                             .60%

------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton International Small Cap Growth Fund      $0 to $500 million                            .95%
                                                                Over $500 million                             .90%

------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Mutual Shares Fund                       $0 to $500 million                            .75%
                                                                Over $500 million                             .70%

------------------------------------------------------------------------------------------------------------------------------
JNL/Franklin Templeton Small Cap Value Fund                     $0 to $200 million                            .85%
                                                                $200 million to $500 million                  .77%
                                                                Over $500 million                             .75%

------------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Core Plus Bond Fund                           $0 to $500 million                            .60%
                                                                Over $500 million                             .55%

------------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Emerging Markets Debt Fund                    $0 to $200 million                            .75%
                                                                $200 million to $1 billion                    .70%
                                                                Over $1 billion                              .675%

------------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs Mid Cap Value Fund                            $0 to $100 million                            .75%
                                                                Over $100 million                             .70%

------------------------------------------------------------------------------------------------------------------------------
JNL/Goldman Sachs U.S. Equity Flex Fund                         $0 to $300 million                            .80%
                                                                Over $300 million                             .75%

------------------------------------------------------------------------------------------------------------------------------
JNL Institutional Alt 20 Fund                                   $0 to $500 million                            .15%
                                                                Over $500 million                             .10%

------------------------------------------------------------------------------------------------------------------------------
JNL Institutional Alt 35 Fund                                   $0 to $500 million                            .15%
                                                                Over $500 million                             .10%

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-2

------------------------------------------------------------------------------------------------------------------------------
FUND                                                            ASSETS                                    ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
------------------------------------------------------------------------------------------------------------------------------
JNL Institutional Alt 50 Fund                                   $0 to $500 million                            .15%
                                                                Over $500 million                             .10%

------------------------------------------------------------------------------------------------------------------------------
JNL Institutional Alt 65 Fund                                   $0 to $500 million                            .15%
                                                                Over $500 million                             .10%

------------------------------------------------------------------------------------------------------------------------------
JNL/Invesco International Growth Fund                           $0 to $150 million                            .70%
                                                                $150 million to $500 million                  .65%
                                                                Over $500 million                             .60%

------------------------------------------------------------------------------------------------------------------------------
JNL/Invesco Large Cap Growth Fund                               $0 to $150 million                            .70%
                                                                Over $150 million                             .65%

------------------------------------------------------------------------------------------------------------------------------
JNL/Invesco Global Real Estate Fund                             $0 to $50 million                             .75%
                                                                Over $50 million                              .70%

------------------------------------------------------------------------------------------------------------------------------
JNL/Invesco Small Cap Growth Fund                               $0 to $300 million                            .85%
                                                                Over $300 million                             .80%

------------------------------------------------------------------------------------------------------------------------------
JNL/Ivy Asset Strategy Fund                                     $0 to $500 million                            .90%
                                                                $500 million to $1.5 billion                  .85%
                                                                Over $1.5 billion                            .825%

------------------------------------------------------------------------------------------------------------------------------
JNL/JPMorgan International Value Fund                           $0 to $150 million                            .70%
                                                                $150 million to $500 million                  .65%
                                                                Over $500 million                             .60%

------------------------------------------------------------------------------------------------------------------------------
JNL/JPMorgan MidCap Growth Fund                                 $0 to $250 million                            .70%
                                                                $250 million to $750 million                  .65%
                                                                $750 million to $1,500 million                .60%
                                                                Over $1,500 million                           .55%

------------------------------------------------------------------------------------------------------------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund                $0 to $150 million                            .50%
                                                                $150 million to $300 million                  .45%
                                                                $300 million to $500 million                  .40%
                                                                Over $500 million                             .35%

------------------------------------------------------------------------------------------------------------------------------
JNL/Lazard Emerging Markets Fund                                $0 to $100 million                           1.00%
                                                                $100 million to $250 million                  .90%
                                                                Over $250 million                             .85%

------------------------------------------------------------------------------------------------------------------------------
JNL/Lazard Mid Cap Equity Fund                                  $0 to $50 million                             .75%
                                                                $50 million to $250 million                   .70%
                                                                Over $250 million                             .65%

------------------------------------------------------------------------------------------------------------------------------
JNL/M&G Global Basics Fund                                      $0 to $500 million                            .85%
                                                                Over $500 million                             .80%

------------------------------------------------------------------------------------------------------------------------------
JNL/M&G Global Leaders Fund                                     $0 to $500 million                            .85%
                                                                Over $500 million                             .80%

------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Emerging Markets Index Fund       $0 to $500 million                            .40%
                                                                Over $500 million                             .35%

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-3

------------------------------------------------------------------------------------------------------------------------------
FUND                                                            ASSETS                                    ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Bond Index Fund                   $0 to $500 million                            .30%
                                                                $500 million to $750 million                  .25%
                                                                Over $750 million                             .24%

------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Dow Jones U.S. Contrarian         $0 to $1 billion                             .325%
Opportunities Index Fund                                        Over $1 billion                              .300%

------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Global Alpha Fund                 $0 to $500 million                           1.00%
                                                                Over $500 million                             .90%

------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management European 30 Fund                  $0 to $50 million                             .37%
                                                                $50 to $100 million                           .31%
                                                                Over $100 million                             .28%

------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Index 5 Fund                      All assets                                      0%

------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management International Index Fund          $0 to $500 million                            .30%
                                                                $500 million to $750 million                  .25%
                                                                Over $750 million                             .24%

------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Pacific Rim 30 Fund               $0 to $50 million                             .37%
                                                                $50 to $100 million                           .31%
                                                                Over $100 million                             .28%

------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Small Cap Index Fund              $0 to $500 million                            .29%
                                                                $500 million to $750 million                  .24%
                                                                Over $750 million                             .23%

------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management 10 x 10 Fund                      All assets                                      0%

------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund                $0 to $500 million                            .28%
                                                                $500 million to $750 million                  .24%
                                                                Over $750 million                             .23%

------------------------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund         $0 to $500 million                            .29%
                                                                $500 million to $750 million                  .24%
                                                                Over $750 million                             .23%

------------------------------------------------------------------------------------------------------------------------------
JNL/Morgan Stanley Mid Cap Growth Fund                          $0 to $1 billion                              .75%
                                                                Over $1 billion                               .70%

------------------------------------------------------------------------------------------------------------------------------
JNL/Neuberger Berman Strategic Income Fund                      $0 to $1 billion                              .60%
                                                                Over $1 billion                               .55%

------------------------------------------------------------------------------------------------------------------------------
JNL/Oppenheimer Global Growth Fund                              $0 to $300 million                            .70%
                                                                Over $300 million                             .60%

------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Real Return Fund                                      $0 to $1 billion                              .50%
                                                                Over $1 billion                              .475%

------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Fund                                All assets                                    .50%

------------------------------------------------------------------------------------------------------------------------------
JNL/PPM America Floating Rate Income Fund                       $0 to $500 million                            .65%
                                                                Over $500 million                             .60%

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-4

------------------------------------------------------------------------------------------------------------------------------
FUND                                                            ASSETS                                    ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
------------------------------------------------------------------------------------------------------------------------------
JNL/PPM America High Yield Bond Fund                            $0 to $150 million                            .50%
                                                                $150 million to $500 million                  .45%
                                                                Over $500 million                            .425%

------------------------------------------------------------------------------------------------------------------------------
JNL/PPM America Mid Cap Value Fund                              $0 to $500 million                            .75%
                                                                Over $500 million                             .70%

------------------------------------------------------------------------------------------------------------------------------
JNL/PPM America Small Cap Value Fund                            $0 to $500 million                            .75%
                                                                Over $500 million                             .70%

------------------------------------------------------------------------------------------------------------------------------
JNL/PPM America Value Equity Fund                               $0 to $300 million                            .55%
                                                                Over $300 million                             .50%

------------------------------------------------------------------------------------------------------------------------------
JNL/Red Rocks Listed Private Equity Fund                        $0 to $200 million                            .85%
                                                                Over $200 million                             .80%

------------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Established Growth Fund                       $0 to $150 million                            .65%
                                                                $150 to $500 million                          .60%
                                                                Over $500 million                             .55%

------------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                           $0 to $150 million                            .75%
                                                                Over $150 million                             .70%

------------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Short-Term Bond Fund                          $0 to $250 million                            .45%
                                                                $250 million to $1.5 billion                  .40%
                                                                Over $1.5 billion                            .375%

------------------------------------------------------------------------------------------------------------------------------
JNL/T. Rowe Price Value Fund                                    $0 to $150 million                            .70%
                                                                $150 to $500 million                          .65%
                                                                Over $500 million                             .60%

------------------------------------------------------------------------------------------------------------------------------
JNL/WMC Balanced Fund                                           $0 to $50 million                             .55%
                                                                $50 million to $150 million                   .50%
                                                                $150 million to $300 million                  .475%
                                                                $300 million to $500 million                  .45%
                                                                Over $500 million                             .425%

------------------------------------------------------------------------------------------------------------------------------
JNL/WMC Money Market Fund                                       $0 to $500 million                           0.28%
                                                                Over $500 million                            0.25%

------------------------------------------------------------------------------------------------------------------------------
JNL/WMC Value Fund                                              $0 to $300 million                            .55%
                                                                $300 million to $500 million                  .50%
                                                                Over $500 million                             .45%

------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Growth Fund                                     $0 to $500 million                            .13%
                                                                Over $500 million                             .08%

------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Conservative Fund                               $0 to $500 million                            .13%
                                                                Over $500 million                             .08%

------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Moderate Growth Fund                            $0 to $500 million                            .13%
                                                                Over $500 million                             .08%

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-5

------------------------------------------------------------------------------------------------------------------------------
FUND                                                            ASSETS                                    ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED ON AVERAGE
                                                                                                    NET ASSETS OF EACH FUND)
------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Moderate Fund                                   $0 to $500 million                            .13%
                                                                Over $500 million                             .08%

------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Managed Aggressive Growth Fund                          $0 to $500 million                            .13%
                                                                Over $500 million                             .08%

------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Competitive Advantage Fund                              $0 to $500 million                            .40%
                                                                Over $500 million                             .35%

------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Dividend Income & Growth Fund                           $0 to $500 million                            .40%
                                                                Over $500 million                             .35%

------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Intrinsic Value Fund                                    $0 to $500 million                            .40%
                                                                Over $500 million                             .35%

------------------------------------------------------------------------------------------------------------------------------
JNL/S&P Total Yield Fund                                        $0 to $500 million                            .40%
                                                                Over $500 million                             .35%

------------------------------------------------------------------------------------------------------------------------------
JNL/S&P 4 Fund                                                  All Assets                                      0%

------------------------------------------------------------------------------------------------------------------------------
JNL/UBS Large Cap Select Growth Fund                            $0 to $150 million                            .70%
                                                                $150 million to $500 million                  .65%
                                                                $500 million to $750 million                  .60%
                                                                Over $750 million                             .55%

------------------------------------------------------------------------------------------------------------------------------
JNL Disciplined Moderate Fund                                   $0 to $500 million                            .13%
                                                                Over $500 million                             .08%

------------------------------------------------------------------------------------------------------------------------------
JNL Disciplined Moderate Growth Fund                            $0 to $500 million                            .13%
                                                                Over $500 million                             .08%

------------------------------------------------------------------------------------------------------------------------------
JNL Disciplined Growth Fund                                     $0 to $500 million                            .13%
                                                                Over $500 million                             .08%

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       B-6